UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
 PURSUANT TO SECTION 13 OR 15(d) OF THE
 SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): September 7, 2011

BLUEFLY, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-14498	13-3612110
(State or other jurisdiction of incorporation)	(Commission file number)	(I.R.S. Employer Identification No.)

42 West 39th Street, New York, New York	10018
(Address of principal executive offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (212) 944-8000

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01.  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

Securities Purchase Agreement

On September 7, 2011, (the “Closing Date”) Bluefly, Inc. (the “Company”) entered into a Securities Purchase Agreement (the “Purchase Agreement”) with Rho Ventures VI, L.P. (“Rho”), Quantum Industrial Partners LDC (“QIP”) and Prentice Consumer Partners, LP (“Prentice” and together with Rho and QIP, the “Purchasers”) pursuant to which the Company sold to the Purchasers 3,666,665 newly issued shares (the “Shares”) of its common stock, par value $.01 per share (the “Common Stock”), for an aggregate purchase price of $6,600,000, or $1.80 per share.  The price per share was equal to the closing bid price for the Common Stock, as reported on Nasdaq on the Closing Date.

The issuance of the Shares is deemed exempt  from the registration provisions of the Securities Act of 1933, as amended (the “Securities Act”), by reason of the provisions of Section 4(2) of the Securities Act.  In determining that the issuance of the Shares is exempt under Section 4(2) of the Securities Act, the Company relied, among other things, on representations and warranties of the Purchasers to the effect that each is an accredited investor (as such term is defined under Rule 501 promulgated under the Securities Act) and that each is acquiring the Shares for investment purposes and not with a current view to distribution thereof, except as such distribution may be permissible under applicable law.  The certificates representing the Shares shall contain a legend to the effect that such Shares are not registered under the Securities Act and may not be transferred except pursuant to an effective registration statement under the Securities Act or pursuant to an exemption from the registration requirements under the Securities Act.  In connection with the closing, the Company will file a Notice of Exempt Offering of Securities on Form D in accordance with the requirements of Regulation D under the Securities Act.

Amended and Restated Registration Rights Agreement

The Company and QIP, SFM Domestic Investments, LLC (“SFM” and collectively with QIP, the “Soros Parties”), Prentice, Maverick Fund, USA, Ltd (“Maverick USA”), Maverick Fund, L.D.C. (“Maverick Fund”) and Maverick Fund II, Ltd (“Maverick Fund II” and collectively with Maverick USA and Maverick Fund, the “Maverick Parties”) and Rho (together with the Soros Parties, the Maverick Parties and Prentice, the “Existing Stockholders”) have previously entered into a Registration Rights Agreement, dated December 21, 2009 (the “Prior Agreement”).

In connection with the Purchase Agreement, on September 7, 2011, the parties agreed to amend and restate the Prior Agreement (the “Amended and Restated Registration Rights Agreement”) to among other things, grant the Purchasers registration rights with respect to the Shares, equivalent to those provided under the Prior Agreement.  Accordingly, the Company has agreed to file a shelf registration statement with respect to the Shares, and subject to the receipt of stockholder approval therefore (the “Stockholder Approval Condition”), issue warrants to the Purchasers under certain circumstances relating to the unavailability of a registration statement, and to register the shares underlying the warrants.

The Company has agreed to file a proxy statement or information statement (the “Proxy/Information Statement”) relating to the Stockholder Approval Condition not later than December 31, 2012 and to recommend to the Company’s stockholders that the Stockholder Approval Condition be satisfied by the stockholders of the Company entitled to vote thereon (the “Company Recommendation”).

Lock-up and Support Agreement

The Purchasers and the Maverick Parties also entered into a Lock-up and Support Agreement with the Company providing that, in any circumstances upon which a vote, consent or other approval (including by written consent) is sought with respect to the Stockholder Approval Condition, each will vote the shares held by it, other than the Shares acquired under the Securities Purchase Agreement, in favor of the ballot item necessary to satisfy the Stockholder Approval Condition.

The Purchasers also agreed in the Lock-up and Support Agreement that, subject to certain exceptions, they will not, for a period of 365 days following the Closing Date, among other things, sell, offer to sell, solicit offers to buy, dispose of, loan, pledge or grant any right with respect to, any shares of capital stock of the Company (such restrictions being referred to herein as the “Lock-Up Restrictions”).  The Maverick Parties agreed, to be subject to the Lock-up Restrictions for a period of 90 days following the Closing Date with respect to all of the shares owned by the Maverick Parties on the Closing Date and for an additional 90 days with respect to half of the shares owned by the Maverick Parties on the closing date.

Each director and the Company’s chief executive officer, chief financial officer and chief operating officer also agreed to enter into a Lock-up Agreement with the Company and the Purchasers, pursuant to which they agreed to be subject to the Lock-up Restrictions for a a period of 365 days following the  Closing Date.

The foregoing summaries of the Securities Purchase Agreement, Amended Registration Rights Agreement,  Lock-up and Support Agreement and Lock-up Agreement are qualified in their entirety by reference to the agreements attached as exhibits 10.1 and 10.2 hereto, which are incorporated herein by reference.

Material Relationships Among the Parties

As of immediately prior to the Closing Date, Rho beneficially owned approximately 36% of the outstanding Common Stock, the Soros Parties beneficially owned approximately 25% of the outstanding Common Stock and Prentice beneficially owned approximately 12% of the outstanding Common Stock.  As of immediately after the Closing Date, Rho beneficially owned approximately 41% of the outstanding Common Stock, the Soros Parties beneficially owned approximately 24% of the outstanding Common Stock and Prentice beneficially owned approximately 12% of the outstanding Common Stock.

ITEM 3.02.  UNREGISTERED SALES OF EQUITY SECURITIES.

The information called for by this item is contained in Item 1.01, which is incorporated herein by reference.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

(d)  Exhibits

Exhibit No.	Description
10.1
Securities Purchase Agreement, dated as of September 7, 2011, by and among Bluefly, Inc., Rho Ventures VI, LP, Quantum Industrial Partners LDC and Prentice Consumer Partners, LP., with form of officer and director lock-up, and shareholder lock-up and support agreements attached thereto.

10.2
Amended and Restated Registration Rights Agreement, dated as of September 7, 2011, among Bluefly, Inc., Quantum Industrial Partners LDC, SFM Domestic Investments, LLC, Maverick Fund USA, Ltd., Maverick Fund, L.D.C., Maverick Fund II, Ltd., Prentice Consumer Partners, LP, and Rho Ventures VI, LP.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BLUEFLY, INC.
(Registrant)

Date: September 9, 2011	By:	/s/ Kara B. Jenny
		Name:	Kara B. Jenny
		Title:	Chief Financial Officer